SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2001


                               iJOIN SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-26901                  65-0869393
         ---------                  -------                  ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)            File No.)             Identification No.)


   2505 Second Avenue, Suite 500, Seattle, Washington               98121
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (206) 374-8600
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               Registrant's telephone number, including area code


            222 Lakeview Avenue, Suite 107, West Palm Beach, FL 33401
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On May 7, 2001, IJC Acquisition Corp., a newly created subsidiary (the "Merger Sub") of Tech-Creations, Inc., a Delaware corporation (the "Company"), merged with and into iJoin, Inc., a Delaware corporation ("iJoin"), and iJoin, as the surviving corporation, became a wholly-owned subsidiary of the Company. In conjunction with the merger transaction (the "Merger"), the Company changed its name to "iJoin Systems, Inc."

     Previously, each of the Company, the Merger Sub and iJoin had entered into that certain Agreement and Plan of Merger dated as of April 24, 2001, as amended May 7, 2001 (the "Merger Agreement"), whereby, at the effective date of the Merger (the "Effective Date"):

          o 1,265,702 outstanding shares of common stock of iJoin ("iJoin Common"), together with the 7,574,000 shares of common stock of iJoin issued upon conversion of the outstanding shares of Series A and C preferred stock of iJoin immediately prior to the completion of the Merger, were exchanged for shares of the Company's common stock (the "Company Stock") at an exchange ratio entitling each holder of iJoin Common to receive one (1) share of Company Stock for every five (5) shares of iJoin Common (the "Exchange Ratio"), for an aggregate of 1,767,941 shares of Company Stock.

          o 2 outstanding special voting shares of iJoin (representing an aggregate of 150,000 exchangeable shares of iJoin's Canadian subsidiary exchangeable on a 1:1 basis for shares of iJoin Common) were exchanged for a new series of special voting preferred stock authorized by the Company (the "Series A Company Preferred"), having the same rights, preferences, obligations, etc. as the special voting shares except that the Series A Company Preferred, after giving effect to the Exchange Ratio, will be convertible only into an aggregate of 30,000 shares of Company Stock.

          o 1,500,000 outstanding shares of the Series B Preferred Stock of iJoin ("iJoin Series B") were exchanged, after giving effect to the Exchange Ratio, for 300,000 shares of a new series of preferred stock authorized by the Company, having parallel rights, preferences, obligations, etc. as the shares of iJoin Series B and convertible into an aggregate of 300,000 shares of Company Stock.

     As part of the Merger, the Company assumed outstanding warrants and options to purchase up to an aggregate of 4,207,200 shares of iJoin Common which, by their terms, as amended, shall be exercisable to purchase up to an aggregate of 841,440 shares of Company Stock, after giving effect to the Exchange Ratio. Notwithstanding the Exchange Ratio, the per share exercise price for each share of Company Stock issuable under the warrants shall remain unchanged following the Merger. Of the warrants assumed by the Company, warrants exercisable to acquire up to 4,000 shares of Company Stock are held by Bob Bagga, a director and Chief Executive Officer of the Company.

     The Company also agreed in the Merger Agreement to grant to employees of iJoin options to purchase additional shares of the Company Stock pursuant to the Company's 2001 Stock Option Plan, which options shall become exercisable following expiration of the twenty (20) day waiting period prescribed by Rule 14c-2(b) of the Securities Exchange Act of 1934, as amended, upon the filing of a Schedule 14C information statement concerning the Company's 2001 Stock Option Plan and the consent of its stockholders thereto.

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

     The securities holders of iJoin acknowledged that the Company Stock received in connection with the Merger or issuable upon conversion or exercise of options and warrants assumed by the Company as part of the Merger were not registered under the Securities Act of 1933, as amended.

     In conjunction with the Merger, iImmediately following the Effective Date Bob Bagga, the existing director and Chief Executive Officer of iJoin, and each of Andrei V. Ermakov and John D. Campbell were appointed directors of the Company and prior management of the Company resigned. In addition, Mr. Bagga was elected by the new board to serve as Chairman of the Board and Chief Executive Officer of the Company. This change in the composition of the board upon completion of the Merger was the subject of that certain Information Statement filed by the Company with the Securities and Exchange Commission on April 25, 2001 pursuant to Rule 14f-1 promulgated under the Exchange Act of 1934, as amended.

     Under the Merger Agreement, the Company also entered into that Assignment and Assumption Agreement dated as of May 7, 2001 with iJoin pursuant to which the Company assumed, among other things, any and all obligations, duties or liabilities of iJoin to deliver shares of common stock (in this case, the Company Stock) in exchange for the issued and outstanding exchangeable shares of iJoin's Canadian subsidiary.

     Any description of the terms, conditions and covenants of the Merger Agreement and any other instrument, document and agreement discussed above is qualified in its entirety by reference to such instrument, document and agreement, which is attached as an exhibit and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of the Business Acquired.
            ---------------------------------------------

            Historical consolidated financial statements relating to iJoin, Inc. will be filed by amendment within 60 days of the date this Report was required to be filed.

      (b)   Pro Forma Financial Information and Exhibits.
            --------------------------------------------

            Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

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

          (c)  Exhibits
               --------

          2.1 Agreement and Plan of Merger dated as of April 24, 2001 by and among Tech-Creations, Inc., IJC Acquisition Corp. and iJoin, Inc.

          2.2 Amendment to the Merger Agreement dated as of May 7, 2001 by and among Tech-Creations, Inc., IJC Acquisition Corp. and iJoin, Inc.

          3.1 Certificate of Designation of iJoin Systems, Inc. dated May 4, 2001 designating 300,000 shares of Series A Special Voting Preferred Stock

          3.2 Certificate of Designation of iJoin Systems, Inc. dated May 4, 2001 designating two (2) shares of Series B Preferred Stock

          3.3  Form of assumed iJoin Warrant Agreement, as amended

          3.4  Form of assumed iJoin Non-plan Option Agreement

          10.1 Assignment  and Assumption  Agreement  dated as of May 7, 2001 by
               and  between  iJoin,   Inc.  and  iJoin  Systems,   Inc.   (f/k/a
               Tech-Creations, Inc.)


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 22, 2001                iJoin Systems, Inc.


                                   By: /s/ Raj Kapoor
                                       -----------------------------
                                   Name:  Raj Kapoor
                                   Title: Vice President, Finance and Operations
                                          (duly authorized officer)
















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

                                 EXHIBIT INDEX

Exhibit No. Description

2.1 Agreement and Plan of Merger dated as of April 24, 2001 by and among Tech-Creations, Inc., IJC Acquisition Corp. and iJoin, Inc.

            List of Omitted Exhibits and Schedules to the Merger Agreement
            ---------------------------------------------------------------

            Schedule 2.09(a)   -  iJoin option holders at Effective Time
            Schedule 2.09(b)   -  iJoin warrant holders
            Schedule 3.01      -  iJoin directors/officers
            Schedule 3.02(b)   -  iJoin Contracts
            Schedule 3.02(c)   -  iJoin Consents
            Schedule 3.03(a)   -  iJoin Capitalization Table
            Schedule 3.03(b)   -  List of  iJoin Options, Warrants and voting
                                  agreements, registration rights, etc.
            Schedule 3.07(c)   -  iJoin Material Adverse Change
            Schedule 3.08      -  Undisclosed iJoin Liabilities
            Schedule 3.09      -  iJoin Noncompliance with Laws
            Schedule 3.13      -  iJoin Insurance Policies
            Schedule 3.14      -  iJoin Litigation
            Schedule 4.01      -  Tech directors/officers
            Schedule 4.02(a)   -  Tech Options, Warrants, etc.
            Schedule 4.02(b)   -  Tech Registration Rights
            Schedule 4.03      -  Tech Consents
            Schedule 4.04      -  Tech Broker Fees
            Schedule 4.06      -  Tech Subsidiaries
            Schedule 4.08(f)   -  Tech Loans to 3rd Parties
            Schedule 4.08(k)   -  Tech Distributions of Stock/Rights to
                                  Acquire Stock
            Schedule 4.08(m)   -  Tech Officers' Loans
            Schedule 4.11(d)   -  Tech Tax Returns
            Schedule 4.11(f)   -  Tech Gain/loss/basis information
            Schedule 4.12(b)   -  Tech Real Property
            Schedule 4.14      -  Material Tech Contracts
            Schedule 4.15      -  Tech Notes and Accounts Receivable
            Schedule 4.17      -  Tech Insurance
            Schedule 4.18      -  Tech Litigation
            Schedule 4.23      -  Tech officer business relationships
            Exhibit A          -  Form of Certificate of Merger
            Exhibit B          -  Directors and Officers of Tech as of
                                  Effective Time
            Exhibit C          -  Recipients of Options under Company Stock
                                  Option Plan

            Exhibit D          -  Form of Opinion of Tech's Counsel
            Exhibit E          -  Form of iJoin Purchaser Representation
                                  Letter

2.1 Agreement and Plan of Merger dated as of April 24, 2001 by and among Tech-Creations, Inc., IJC Acquisition Corp. and iJoin, Inc.

2.2 Amendment to the Merger Agreement dated as of May 7, 2001 by and among Tech-Creations, Inc., IJC Acquisition Corp. and iJoin, Inc.

3.1 Certificate of Designation of iJoin Systems, Inc. dated May 4, 2001 designating 300,000 shares of Series A Special Voting Preferred Stock

3.2 Certificate of Designation of iJoin Systems, Inc. dated May 4, 2001 designating two (2) shares of Series B Preferred Stock

3.3         Form of assumed iJoin Warrant Agreement, as amended

3.4         Form of assumed iJoin Non-plan Option Agreement

10.1 Assignment and Assumption Agreement dated as of May 7, 2001 by and between iJoin, Inc. and iJoin Systems, Inc. (f/k/a Tech-Creations, Inc.)











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